AMENDMENT TO THE
                              BE AEROSPACE, INC.
                  AMENDED AND RESTATED 1989 STOCK OPTION PLAN

     WHEREAS, BE Aerospace, Inc., a Delaware corporation (the "Company"), has established the Amended and Restated 1989 Stock Option Plan (the "Plan"), which provides that, the Board of Directors of the Company (the "Board") may extend the term of the Plan at any time upon approval of the stockholders;

     WHEREAS, the Board has resolved to revise the Plan in the manner set forth below; and

     WHEREAS, at the Company's annual meeting of stockholders held on August 4, 1999, the Company's stockholders have approved the amendment to the Plan;

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. Paragraph 2 of Section 3 of the Plan is amended and restated in its entirety as follows:

         "No option shall be granted under the Plan after July 18, 2004; however, options previously granted may extend beyond that date."

     2. Except as set forth herein, the Plan is hereby ratified and confirmed in all respects.


     IN WITNESS WHEREOF, this Amendment has been executed as of this 4th day of August, 1999.

                              BE AEROSPACE, INC.



                       By: ____________________________
                                     Name:
                                    Title: